UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 5, 2025, Outset Medical, Inc. (the “Company”) held a Special Meeting of Stockholders at 8:30 a.m. Pacific Time in a virtual format via live audio webcast (the “Special Meeting”). As of January 22, 2025, the Company’s record date, there were a total of 53,698,359 shares of common stock outstanding and entitled to vote at the Special Meeting. At the beginning of the Special Meeting, 33,254,357 shares of common stock were present virtually in person or by proxy, and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Special Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Issuance Proposal

The proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of, or in excess of, 20% of the Company’s outstanding common stock upon the conversion of the Company’s Series A Non-Voting Convertible Preferred Stock at less than the “minimum price” and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b) was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,821,054	1,505,272	153,928	16,774,103

Proposal Two: D&O Issuance Proposal

The proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of the Company’s Series A Non-Voting Convertible Preferred Stock to certain of the Company’s directors, officers and employees and any shares of the Company’s common stock issuable upon the conversion thereof was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,654,560	1,597,360	228,334	16,774,103

Proposal Three: Reverse Stock Split Proposal

The proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-15, inclusive, as determined by the Company’s Board of Directors (the “Board”) in its discretion within one year from the Special Meeting, subject to the Board’s authority to abandon such amendments was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
28,379,878	4,685,149	189,330	—

Proposal Four: Adjournment Proposal

The proposal to approve the adjournment of the Special Meeting, if necessary in the reasonable discretion of the Board, Chair of the Board, the President or the Corporate Secretary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
29,210,133	3,077,216	967,008	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: March 6, 2025	By:	/s/ John Brottem
John Brottem
General Counsel